UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

O-I GLASS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! O-I GLASS, INC. 2021 Annual Meeting Vote by 11:59 p.m. ET on May 10, 2021 ONE MICHAEL OWENS WAY PERRYSBURG, OH 43551 D37434-P50605 You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 11, 2021. Get informed before you vote View the Stakeholder Letter, Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of these documents by requesting prior to April 27, 2021. If you would like to request a copy of these documents or proxy materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com* Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting May 11, 2021 9:00 a.m. EDT The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/OI2021 and be sure to have the control number noted above. *You can also vote by mail or by telephone by requesting a paper copy of the materials, which will include a proxy card with instructions. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Election of Directors Nominees: 1a. Samuel R. Chapin 1b. Gordon J. Hardie 1c. Peter S. Hellman 1d. John Humphrey 1e. Anastasia D. Kelly 1f. Andres A. Lopez 1g. Alan J. Murray 1h. Hari N. Nair 1i. Joseph D. Rupp 1j. Catherine I. Slater 1k. John H. Walker 1l. Carol A. Williams To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting ﬁrm for 2021. To approve the O-I Glass, Inc. Second Amended and Restated 2017 Incentive Award Plan. To approve, by advisory vote, the Company’s named executive ofﬁcer compensation. NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof. Board Recommends For For For For For For For For For For For For For For For D37435-P50605 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.